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                        SECURITIES AND EXCHANGE COMMISSION

                               Washington, D.C. 20549


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                                     FORM 8-K


                                  CURRENT REPORT


                        PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


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Date of Report (Date of earliest event reported): November 1, 1999




                             EPIX Medical, Inc.
          (Exact name of registrant as specified in its charter)


     Delaware                    000-21863                  04-3030815
  -------------                -------------              --------------
  (State or other              (Commission                (IRS Employer
  jurisdiction of              File Number)               Identification No.)
  incorporation)




                                    71 ROGERS STREET
                            CAMBRIDGE, MASSACHUSETTS 02142
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                (Address of principal executive offices) (Zip Code)



   Registrant's telephone number, including area code: (617) 250-6000.


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ITEM 5.  OTHER EVENTS.

     On November 2, 1999, the Registrant publicly announced that the Registrant promoted Stephen C. Knight, M.D. to President and the newly created position of Chief Operating Officer from his previous position as the Registrant's Senior Vice President and Chief Financial Officer. The information contained in the press release containing the announcement is incorporated herein by reference and filed as Exhibit 99.1 hereto.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.


(c)      Exhibits.

         99.1   The Registrant's Press Release dated November 2, 1999.



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                               SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            EPIX MEDICAL, INC.
                                            (Registrant)





Date: November 2, 1999                       /s/ Michael D. Webb
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                                             Michael D. Webb
                                             Chief Executive Officer